UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549




                       AMENDMENT NO. 1 TO FORM 8-K




                             CURRENT REPORT
                    Pursuant to Section 13 OR 15(d)
                 of the Securities Exchange Act of 1934



                            November 21, 2002
                            -----------------
          Date of Report (Date of earliest event reported)




                         ENVIRO-ENERGY CORPORATION
                         --------------------------
    (Exact name of small business issuer as specified in its charter)



                DELAWARE       0-30069          95-452-0761
               ----------     ---------        -------------
              (State of      (Commission     (I.R.S. Employer
              incorporation)  File Number    Identification Number)



                    4430 Haskell Avenue, Encino, CA 91436
                    -------------------------------------
     (Address of principal executive office)(City, State Zip Code)



Registrant?s telephone number, including area code: (818) 784-2445
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                            TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                        page 2
Item 2.  Acquisition or Disposition of Assets                    page 2
Item 3.  Bankruptcy or Receivership                              page 2
Item 4.  Changes in Registrant?s Certifying Accountant           page 2
Item 5.  Other Events                                            page 3
Item 6.  Resignation of Registrant?s Directors                   page 3
Item 7.  Financial Statements & Exhibits
         Exhibit 16.1 Letter from Singer Lewak Greenbaum
                       and Goldstein LLP                         page 4
Item 8.  Change in Fiscal Year                                   page 4
Signature/s                                                      page 5
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Item 1. Changes in Control of Registrant.

Not applicable.

Item 2. Acquisition or Disposition of Assets.

Not applicable.

Item 3. Bankruptcy or Receivership.

Not applicable.

Item 4. Change in Registrant?s Certifying Accountant.

(a) Previous Independent Accountant

As of May 8, 2002, the Board has approved the re-appointment of G. BRAD BECKSTEAD, CPA replacing Singer Lewak Greenbaum and Goldstein LLP as Enviro-Energy Corporation?s Independent Accountants. G. Brad
Beckstead, CPA reported on the Company?s financial statements for the past two years.

Singer Lewak Greenbaum and Goldstein LLP was appointed in March 2002 and was dismissed by the Company May 8, 2002, with no report having been issued, as the Company determined that the cost of the audit of the Company?s financial statements for the year ended December 31, 2001 which was in progress, had become excessive. Singer Lewak Greenbaum and Goldstein LLP requested equity account documentation for the years 1999, 2000 and 2001. These documents included all schedules, invoices, subscription agreements and board minutes related to equity account transactions. Although the Company was in process of assembling this documentation, the cost of Singer Lewak Greenbaum and Goldstein LLP performing additional procedures as new accountants would have been significantly greater than reappointing the prior accountant who was familiar with the Company and its records. In the interests of cost effectiveness and timeliness, the Company therefore dismissed Singer Lewak Greenbaum and Goldstein, LLP, and reappointed G,. Brad Beckstead, CPA.

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Prior to the change in auditors, there were no disagreements with
Singer Lewak Greenbaum and Goldstein LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope of procedure, which if not resolved to the satisfaction of Singer Lewak Greenbaum and Goldstein LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for the previous fiscal year period and through the date of their dismissal on May 8, 2002. During this time period, there were no ?reportable events? as defined in Regulation S-K Item 304 (a)(1)(v).

Enviro-Energy Corporation requested that Singer Lewak Greenbaum and Goldstein LLP furnish it a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated November 21, 2002 is filed as
Exhibit 16.1 to this Amended Form 8-K/A.

(b) New Independent Accountants

Enviro-Energy Corporation engaged G. BRAD BECKSTEAD, CPA as the Company?s principal accountant effective May 8, 2002. G. BRAD BECKSTEAD is the Registrant?s Accountant for the two most recent fiscal years. Prior to re-appointing G. BRAD BECKSTEAD, CPA, neither the Company nor anyone on its behalf consulted with G. BRAD BECKSTEAD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company?s financial statements, and neither a written report nor oral advice was provided to the Company by G. BRAD BECKSTEAD, CPA that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined to Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to 304 of Regulation S-K, or a reportable event, as that term is defined in Item (a) (1) (v) of Regulation S-K.

Item 5. Other Events.

Desiring to create consistency and clarity between the 1999, 2000 and 2001 statements the Company further elected to voluntarily amend and file its 2000 10-KSB.

Item 6. Resignation of Registrant?s Directors.

Not applicable.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

b) Pro forma financial information.

Not applicable.

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

(c) Exhibits.

16.1 Letter of Singer Lewak Greenbaum and Goldstein LLP (below)

Singer Lewak Greenbaum and Goldstein LLP
Certified Public Accountants & Management Consultants

November 21, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously the Independent Accountant of Enviro-Energy Corporation, however, we did not report on the consolidated financial statements of Enviro-Energy Corporation and subsidiaries as of December 31, 2001 and for the year then ended as we did not complete our audit. On May 8, 2002, we were dismissed as independent accountants of Enviro-Energy Corporation. We have read Enviro-energy Corporations statements included under Item 4(a) of its Amended Form 8-K/A dated November 21, 2002, and we agree with such statements.

Very truly yours,



/s/Singer Lewak Greenbaum and Goldstein LLP
Los Angeles, CA


Item 8. Change in Fiscal Year.

Not applicable.


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SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


ENVIRO-ENERGY CORPORATION
-------------------------
     (Registrant)



/s/ Galen Loven
-----------------
  GALEN LOVEN
   Chairman



DATE:   November 21, 2002
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